UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

FISERV, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 14, 2020. Meeting Information FISERV, INC. Meeting Type: Annual Meeting For holders as of: March 18, 2020 Date: May 14, 2020 Time: 10:00 AM CT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/FISV2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/FISV2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). FISERV, INC. 255 FISERV DRIVE BROOKFIELD, WI 53045 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. E96381-P34624 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Notice of Annual Meeting and Proxy Statement Annual Report for the Year Ended December 31, 2019 How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods E96382-P34624 Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/FISV2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Telephone: You can vote by telephone by first requesting a paper copy of the materials, which will include a proxy card. Have your proxy card in hand when calling and then follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends you vote FOR all the nominees listed: 1. Election of Directors Nominees: 01) Frank J. Bisignano 02) Alison Davis 03) Henrique de Castro 04) Harry F. DiSimone 05) Dennis F. Lynch 06) Heidi G. Miller 07) Scott C. Nuttall 08) Denis J. O'Leary 09) Doyle R. Simons 10) Jeffery W. Yabuki The Board of Directors recommends you vote FOR the following proposal: 2. To approve, on an advisory basis, the compensation of the named executive officers of Fiserv, Inc. The Board of Directors recommends you vote FOR the following proposal: 3. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Fiserv, Inc. for 2020. The Board of Directors recommends you vote AGAINST the following proposal: 4. A shareholder proposal requesting the company provide political spending disclosure. NOTE: If other matters properly come before the meeting or any adjournment or postponement thereof, it is intended that shares represented by proxies will be voted in the discretion of the proxy holders. E96383-P34624

E96384-P34624

Your Vote Counts! FISERV, INC. 2020 Annual Meeting May 14, 2020 Vote Now! Your Vote Counts! FISERV, INC. 2020 Annual Meeting May 14, 2020 Vote Now! As an investor in this security, you have the right to vote on important issues. Make your voice heard now! Ways to Vote Go to ProxyVote.com Vote Common Shares by: May 13, 2020 Call 1-800-690-6903

Vote Plan Shares by: May 11, 2020 Control Number: 0123456789012345 This email represents the following share(s): *** PRINT OPTIONS NOT SET FOR SUMMARY!!! *** PRINT OPTIONS NOT SET FOR SUMMARY!!! *** PRINT OPTIONS NOT SET FOR SUMMARY!!! *** PRINT OPTIONS NOT SET FOR SUMMARY!!! *** PRINT OPTIONS NOT SET FOR SUMMARY!!! *** PRINT OPTIONS NOT SET FOR SUMMARY!!! *** PRINT OPTIONS NOT SET FOR SUMMARY!!! *** PRINT OPTIONS NOT SET FOR SUMMARY!!! *** PRINT OPTIONS NOT SET FOR SUMMARY!!! *** PRINT OPTIONS NOT SET FOR SUMMARY!!! 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 123,456,789,012.00000 Important Materials: Proxy Statement Annual Report Attend the Virtual Meeting Attend the Meeting For holders as of March 18, 2020 Why Should I Vote?

Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares. Make your voice heard on critical issues like board elections and executive compensation. The outcome of the vote can affect the value of your shares. (c) 1997-2020 Broadridge Financial Solutions Inc. P.O. Box 1310, Brentwood, NY 11717 ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners. Email Settings | Terms and Conditions | Privacy Statement This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.